STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	7
Beginning Date of Accrual Period	20-Nov-01
End Date of Accrual Period	19-Dec-01
Distribution Date	20-Dec-01
Previous Distribution Date	20-Nov-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 23,132,152.10
Principal Collections	17,297,574.19
Collections of Interest	5,834,577.91
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	23,132,152.10
Interest Paid to Certificates	1,162,515.02
Principal Paid to Certificates	21,969,637.08
Equity Certificate	(0.00)

Balance Reconciliation

Begin Principal Balance	680,697,079.45
Principal Collections (including repurchases)	17,297,574.19
Charge off Amount	66,858.09
End Principal Balance	663,332,647.17

Collateral Performance
Cash Yield (% of beginning balance)	10.79%
Charge off Amount (% of beginning balance)	0.12%
Net Yield	10.67%

Delinquent Loans
30-59 days principal balance of loan	15,709,898.08
30-59 days number of loans	196
60-89 days principal balance of loan	2,541,501.54
60-89 days number of loans	29
90+ days principal balance of loan	8,066,362.69
90+ days number of loans	90

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,947
Number of HEL outstanding (EOP)	7,753
Book value of real estate acquired through foreclosure/grant of deed
Number of Loans that went into REO	5
Principal Balance of Loans that went into REO	428,209.89

Overcollateralization
Begin OC Amount	105,945,010.50
OC Release Amount	0.00
Extra Principal Distribution Amount	4,605,204.80
End OC Amount	110,550,215.30

Target OC Amount	131,400,401.25
Interim OC Amount	105,878,152.41
Interim OC Deficiency	25,522,248.84

Monthly Excess Cashflow	4,605,204.80

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 77.13%

Interest Calculations
1 month LIBOR	2.10250%
Class A Formula Rate (1 mo Libor plus 29bps)	2.39250%
Class A Pass-Through Rate	2.39250%
Class M Formula Rate (1 mo Libor plus 55bps)	2.65250%
Class M Pass-Through Rate	2.65250%
Available Funds Cap	11.13770%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	32.251209
2. Principal Distribution per $1,000	30.652401
3. Interest Distribution per $1,000	1.598808

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.39250%
2. Days in Accrual Period	30

3. Class A Interest Due	993,131.65
4. Class A Interest Paid	993,131.65

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	498,122,459.75
2. Class A Principal Due	19,040,352.14
3. Class A Principal Paid	19,040,352.14
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	479,082,107.61

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.7712576
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.7222351

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	32.426416
2. Principal Distribution per $1,000	30.653882
3. Interest Distribution per $1,000	1.772534

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.65250%
2. Days in Accrual Period	30

3. Class M Interest Due	169,383.37
4. Class M Interest Paid	169,383.37

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	76,629,609.20
2. Class M Principal Due	2,929,284.94
3. Class M Principal Paid	2,929,284.94
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	73,700,324.26

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.7712466
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.1111061